       COMMON STOCK                                         COMMON STOCK
------------                                                      -------------
   Number                                                            Shares
SSC-
------------                      SPLITROCK                       -------------

                          SPLITROCK SERVICES, INC.
                          A CARRIER OF WISDOM(TM)

INCORPORATED UNDER THE LAWS                              CUSIP 848636 30 4
 OF THE STATE OF DELAWARE                     SEE REVERSE FOR CERTAIN DEFINITION
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      THIS CERTIFIES THAT



      IS THE RECORD HOLDER OF
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   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
                           SPLITROCK SERVICES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar. This certificate and the shares represented thereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/                          SPLITROCK SERVICES, INC        /S/
      SECRETARY                   CORPORATE SEAL            PRESIDENT AND CHIEF
                                   APPEARS HERE             EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
          (JERSEY CITY, N.J.)
               TRANSFER AGENT AND REGISTRAR
BY
                AUTHORIZED OFFICER


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                           SPLITROCK SERVICES, INC.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be directed to the Corporation, attention of its Secretary, at the Corporation's principal executive offices.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________________ Custodian __________________
                        (Cust)                          (Minor)

                    under Uniform Gifts to Minors

                    Act ______________________
                               (State)

    Additional abbreviations may also be used though not in the above list.

        For value received, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[_____________________________________]_________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________

                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By: __________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.